N O V E M B E R 1 2 , 2 0 0 8 Jamie Dimon Chairman and Chief Executive Officer Merrill Lynch Banking & Financial Services Investor Conference Exhibit 99.1

Part I - Firm and line of business update
Part II - Key investor topics
Bear Stearns and WaMu updates
Consumer credit
Commercial Banking credit
Capital management
Revenue growth drivers
Comments on environment
4Q08 outlook recap
Conclusions
Agenda
The figures reflected in this presentation refer to heritage-JPMorgan
Chase figures only, except where specifically noted as being pro forma combined for the Washington Mutual transaction
1

P A R T I - F I R M A N D L I N E OF B U S I N E S S U P D A T E 2

3Q08 Managed Results
$ in millions
1
Managed basis presents revenue and credit costs without the effect of credit card securitizations.  Revenue is on a fully taxable-equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses
2
Includes pretax merger-related costs of $96mm, $155mm, and $61mm in 3Q08, 2Q08, and 3Q07, respectively
3
Actual numbers for all periods, not over/under
4
See note 1 on slide 38
3
3Q08 2Q08 3Q07 2Q08 3Q07
Results excl. WaMu merger-related items
Revenue (FTE)
$16,088 ($3,590) ($889) (18)% (5)%
Credit Costs
4,684 399 2,321 9% 98%
Expense
11,137 (1,040) 1,810 (9)% 19%
Net Income $1,167 ($836) ($2,206) (42)% (65)%
EPS $0.28 ($0.26) ($0.69) (48)% (71)%
Estimated WaMu merger-related items (640) (640) (640) NM NM
Reported Net Income $527 ($1,476) ($2,846) (74)% (84)%
Reported EPS $0.11 ($0.43) ($0.86) (80)% (89)%
ROE
1% 6% 11%
ROE Net of GW
2% 10% 18%
ROTCE
3% 10% 20%
$ O/(U) O/(U) %
1

Investment Bank

Actual numbers for all periods, not over/under
2
Average loans include the impact of a loan extended to Bear Stearns during April and
May.  Excluding this facility, the ratio would have been 3.46% for 2Q08
3
Calculated based on average equity.  3Q08 average equity was $26B
4
Average Trading and Credit Portfolio VAR
Net income of $882mm on revenue of $4.0B; pretax income of
$16mm
Reflects benefit from reduced deferred tax liabilities
IB fees of $1.6B up 20% YoY
Fixed Income Markets revenue of $815mm up 19% YoY reflecting:
Net markdowns of $2.6B on mortgage-related positions
Net markdowns of $1.0B on leveraged lending funded and
unfunded commitments
Record results in rates and currencies and strong
performance in credit trading, emerging markets and
commodities
Gain of $343mm due to the widening of the Firm's credit
spread on certain structured liabilities
Record Equity Markets revenue of $1.7B up $1.1B YoY driven by strong trading results and client revenue.  Results also impacted by gain of $429mm due to the widening of the Firm's credit
spread on certain structured liabilities
Credit Portfolio down from prior year reflecting markdowns due to the widening of counterparty credit spreads
Credit costs of $234mm driven by increased allowance,
reflecting a weakening credit environment. Total ALL of $2.7B
Net charge-offs of $13mm
Expense up 60% YoY largely driven by higher compensation
expense  and additional operating costs relating to the Bear
Stearns merger
Bear Stearns merger integration progressing well
Increased allocated equity to $33B
4
$ in millions
3Q08 2Q08 3Q07
Revenue $4,035 ($1,435) $1,089
Investment Banking Fees 1,593 (142) 263
Fixed Income Markets 815 (1,532) 128
Equity Markets 1,650 571 1,113
Credit Portfolio (23) (332) (415)
Credit Costs 234 (164) 7
Expense 3,816 (918) 1,438
Net Income $882 $488 $586
Key Statistics
1
Overhead Ratio 95% 87% 81%
Comp/Revenue 54% 57% 40%
ALL / average loans
3.85% 3.19% 1.80%
NPLs ($mm) $436 $313 $265
ROE
3
13% 7% 6%
VAR ($mm)
4
$218 $149 $107
EOP Equity ($B) $33.0 $26.0 $21.0
$ O/(U)

Net markdowns of $1.0B for the quarter
$12.9B of legacy commitments with gross markdowns of $3.8B, or 29% at 9/30/08;
market value at 9/30/08 of $9.1B
$16.3B of legacy commitments at 6/30/08
($3.4B) reduction, or 21% of exposure
$12.9B of legacy commitments at 9/30/08 classified as held-for-sale
Valuations are deal specific and result in a wide range of pricing levels; markdowns represent best indication of prices at 9/30/08
IB Key Risk Exposures
Legacy Leveraged Lending
Note: Exposures are stated on a trade date basis.  $8.5B total commitments at 9/30/08 classified as held-for-investment

Exposure as of
6/30/2008
Exposure
reduction
Exposure as of
9/30/2008
Prime $8.9 ($6.6) $2.3
Alt-A 10.7 (4.9) 5.8
Subprime 1.8 (0.6) 1.2
Subtotal Residential $21.4 ($12.1) $9.3
CMBS 11.6 (2.3) 9.3
Mortgage Exposure $33.0 ($14.4) $18.6
3Q08 reductions of over 40% on mortgage-related exposures include:
$2.6B of net markdowns
$11.8B of sales, including $4.3B to Corporate
Prime / Alt-A gross exposure of $8.1B, difficult to hedge effectively
Prime - securities of $2.3B, mostly AAA-rated
Alt-A - securities of $1.9B, mostly AAA-rated and $3.9B of first lien mortgages
Subprime gross exposure of $1.2B, actively hedged
CMBS gross exposure of $9.3B, actively hedged
$3.4B of securities, of which 58% are AAA-rated; 18% fixed-rate / 82% floating-rate
$5.9B of first lien mortgages
$18.6B of remaining IB positions in two buckets:
$12.0B – on-going trading positions
$6.6B – separately managed liquidating portfolio in IB
IB Key Risk Exposures
Mortgage-related
$ in billions

Retail Financial Services—Drivers
Key Statistics¹ - $ in billions
1
Actual numbers for all periods, not over/under
2
Does not include held-for-sale loans
3
Balance reflects predominantly subprime mortgages owned. As of 9/30/08, $34.8B of held-for-
investment prime mortgage loans sourced by RFS and $7.2B of prime mortgages sourced by Asset
Management are reflected in Corporate for reporting and risk management purposes. The economic benefits of these loans flow to RFS
Average deposits up 2% YoY
Branch production statistics YoY
Checking accounts up 10%
Credit card sales up 6%
Mortgage originations down 6%
Investment sales up 1%
Mortgage loan originations down 4%
YoY, down 33% QoQ
Declines reflect tighter underwriting
standards and the overall reduction
in liquidity in the financial markets
For 3Q08, greater than 90% of
mortgage originations fall under
agency and government programs
Home Equity originations down 77%
YoY due to tighter underwriting
standards
3rd party mortgage loans serviced up
14% YoY
7
3Q08 2Q08 3Q07
Regional Banking
Average Deposits
$210.2 $213.9 $205.3
Checking Accts (mm)
11.7 11.3 10.6
# of Branches
3,179 3,157 3,096
# of ATMs
9,308 9,310 8,943
Investment Sales ($mm)
$4,389 $5,211 $4,346
Home Equity Originations
$2.6 $5.3 $11.2
Avg Home Equity Loans Owned
$94.8 $95.1 $91.8
Avg Mortgage Loans Owned
2,3
$14.3 $15.6 $9.9
Mortgage Banking
Mortgage Loan Originations
$37.7 $56.1 $39.2
3rd Party Mortgage Loans Svc'd
$682 $659 $600
Auto
Auto Originations
$3.8 $5.6 $5.2
Avg Auto Loans and Leases
$46.1 $47.0 $42.4

Retail Financial Services
1
Actual numbers for all periods, not over/under
2
The net charge-off rate for 3Q08 and 2Q08 excluded $45mm and $19mm, respectively of charge-offs related to prime mortgage loans held by Treasury in the Corporate segment, respectively
3
Calculated based on average equity.  3Q08 average equity was $17B
Net income of $247mm, down 61% YoY driven by
increased credit costs and higher noninterest
expense offset partially by revenue growth in all
businesses
Revenue of $4.9B up 16% YoY
Credit costs reflect $450mm in additions to the
allowance for subprime mortgage and home equity
loans, and higher estimated losses for the home
lending portfolio
Current allowance for loan losses is $5.0B
An additional provision for prime mortgage loans
of $250mm has been reflected in the Corporate
segment. Certain prime mortgage loans are
retained in the Corporate segment
Regional Banking net income of $218mm, down 64%
YoY, reflects significant increases in credit costs
Net revenue of $3.7B increased 11% YoY due to
higher loan and deposit balances, wider deposit
spreads and higher deposit-related fees offset
partially by declines in education loan sales
Mortgage banking net loss of $50mm due to higher
mortgage reinsurance losses offset partially by
increased servicing and production revenue
Auto Finance net income of $79mm up 4% YoY
$ in millions
8
3Q08 2Q08 3Q07
Net Interest Income $3,144 $89 $463
Noninterest Revenue 1,731 (229) 211
Total Revenue $4,875 ($140) $674
Credit Costs 1,678 346 998
Expense 2,772 102 303
Net Income $247 ($359) ($392)
Regional Banking $218 ($136) ($393)
Consumer and Business Banking 723 49 132
Loan Portfolio/Other (505) (185) (525)
Mortgage Banking (50) (219) (2)
Auto Finance $79 ($4) $3
Key Statistics
1
Overhead (excl. CDI) 55% 51% 56%
Net Charge-off Rate
2
2.44% 1.99% 0.82%
Allowance for Loan Losses to EOP Loans 2.64% 2.39% 1.22%
ROE
3
6% 14% 16%
EOP Equity ($B) $25.0 $17.0 $16.0
$ O/(U)

JPM 30-day delinquency trend
Comments on home equity portfolio
Home Equity
Note: CLTV = Combined-Loan-to-Value.  This metric represents how much equity the borrower has in the property
Key statistics
1.00%
1.50%
2.00%
2.50%
3.00%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
  3Q08  2Q08 3Q07
EOP owned portfolio ($B) $94.6 $95.1 $93.0
Net charge-offs ($mm) $663 $511 $150
Net charge-off rate 2.78% 2.16% 0.65%
Nonperforming loans ($mm) $1,142 $1,008 $556
Significant underwriting changes made over the past year include elimination of stated income loans and state/MSA based reductions in maximum CLTVs based on expected housing price trends.  Maximum CLTVs now range from 50% to 80%
New originations down significantly in 3Q08
High CLTVs continue to perform poorly, exacerbated by housing price declines in key geographies
Continued deterioration — quarterly losses could be as high as $725-$850mm over the next several quarters (net charge-offs of 3.25% to 3.75%)

Subprime Mortgage
JPM 30-day delinquency trend
Comments on subprime mortgage portfolio
1
Excludes mortgage loans held in the Community Development loan portfolio
Key statistics
0%
5%
10%
15%
20%
25%
30%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
Subprime
Portfolio experiencing credit deterioration as a result of risk layering and housing price declines
Eliminated new production and portfolio is in run-off
Continued deterioration — quarterly losses could be as high as $375-$425mm in early 2009
10
EOP owned portfolio ($B)
1
$13.4 $14.8 $12.1
3
Q08
2
Q08
3
Q07
Net charge -offs ($mm) $273 $192 $40
Net charge -off rate 7.65% 4.98% 1.62%
Nonperforming loans ($mm) $2,384 $1,715 $790

Comments on prime mortgage portfolio
Note: CLTV = Combined-Loan-to-Value.  This metric represents how much equity the borrower has in the property
Key statistics JPM 30-day Delinquency Trend
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
Prime
CA/ FL exhibit the highest charge-off rates and account for 80% of 3Q08 losses while only 37% of the outstanding portfolio
The loss contribution is greatest from the 2006 and 2007 vintages
Recent underwriting changes for non-conforming loans include:
Eliminated stated income
Reduced allowable CLTVs (all markets); set even tighter CLTV limits in markets with declining HPAs
Exited broker business
Tightened underwriting standards even further for Florida
Quarterly losses could be as high as $300mm in early 2009 (net charge-offs of 2.25% to 2.50%)
1
Includes Construction Loans and Loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by US government agencies
Prime Mortgage
11
3Q08 2Q08 3Q07
EOP balances in Corporate ($B) $42.0 $42.6 $32.8
EOP balances in RFS
1
($B) $4.9 $4.6 $2.8
Total EOP balances ($B) $46.9 $47.2 $35.6
Corporate net charge-offs ($mm) $130 $84 $4
RFS net charge -offs ($mm) $47 $20 $5
Total net charge -offs ($mm) $177 $104 $9
Net charge -off rate (%) 1. 51% 0.91% 0.11%
Nonperforming loans ($mm) $1,496 $1,232 $282

Card Services (Managed)
¹
Actual numbers for all periods, not over/under
2
Calculated based on average equity.  3Q08 average equity was $14.1B
$ in millions
12
3Q08 2Q08 3Q07
Revenue $3,887 $112 $20
Credit Costs 2,229 35 866
Expense 1,194 9 (68)
Net Income $292 $42 ($494)
Key Statistics ($B)
Avg Outstandings $157.6 $152.8 $148.7
EOP Outstandings $159.3 $155.4 $149.1
Charge Volume $93.9 $93.6 $89.8
Net Accts Opened (mm) 3.6 3.6 4.0
Managed Margin 8.18% 7.92% 8.29%
Net Charge-Off Rate 5.00% 4.98% 3.64%
30-Day Delinquency Rate 3.69% 3.46% 3.25%
ROO (pretax) 1.17% 1.04% 3.31%
ROE
2
8% 7% 22%
EOP Equity ($B) $15.0 $14.1 $14.1
$ O/(U)
Net income of $292mm down 63% YoY; decline in
results driven by increase in credit costs,
partially offset by lower noninterest expense
Credit costs up $866mm or 64% YoY due to
higher net charge-offs and an increase of
$250mm in the allowance for loan losses
Net charge-off rate of 5.00% was up from
3.64% YoY and 4.98% QoQ
Average outstandings of $157.6B up 6% YoY and
3% QoQ
Charge volume growth of 5% YoY and flat QoQ
Revenue of $3.9B up 1% YoY and 3% QoQ
Managed margin of 8.18% was down from 8.29%
YoY and up from 7.92% QoQ
Expense of $1.2B down 5% YoY driven by lower
marketing expense and was flat QoQ
1

Commercial Banking
¹ Actual numbers for all periods, not over/under
2
Includes deposits and deposits swept to on-balance sheet liabilities
3
Calculated based on average equity.  3Q08 average equity was $7B
Net income of $312mm up 21% YoY, driven by
record revenue, partially offset by higher
provision for credit losses and noninterest
expense
Average loans up 18% YoY with growth in Middle
Market and Mid-Corporate. Liability balances up
13% YoY
Record revenue of $1.1B up 11% YoY, reflecting
higher revenue in all major products
Credit costs reflect a weakening credit
environment and growth in loan balances
Majority of NPLs and NCOs are related to
residential real estate
Continue to monitor commercial real estate
portfolio, which is expected to trend
towards normalized levels
Expense up 3% YoY with overhead ratio of 43%
$ in millions
13
3Q08 2Q08 3Q07
Revenue $1,125 $19 $116
Middle Market Banking 729 21 49
Mid-Corporate Banking 236 1 69
Real Estate Banking 91 (3) (17)
Other 69 - 15
Credit Costs 126 79 14
Expense 486 10 13
Net Income $312 ($43) $54
Key Statistics
1
Avg Loans & Leases ($B) $72.3 $71.1 $61.3
Avg Liability Balances ($B)
2
$99.4 $99.4 $88.1
Overhead Ratio 43% 43% 47%
Net Charge-Off Rate 0.22% 0.28% 0.13%
ALL / average loans 2.65% 2.61% 2.67%
NPLs ($mm) $572 $486 $134
ROE
3
18% 20% 15%
EOP Equity ($B) $8.0 $7.0 $6.7
$ O/(U)

Treasury & Securities Services
$ in millions

3Q08 2Q08 3Q07
Revenue $1,953 ($66) $205
Treasury Services 897 45 117
Worldwide Securities Svcs 1,056 (111) 88
Expense 1,339 22 205
Net Income $406 ($19) $46
Key Statistics
Avg Liability Balances ($B)
$260.0 $268.3 $236.4
Assets under Custody ($T) $14.4 $15.5 $15.6
Pretax Margin 29% 33% 33%
ROE
46% 49% 48%
TSS Firmwide Revenue $2,672 $2,721 $2,412
TS Firmwide Revenue $1,616 $1,554 $1,444
TSS Firmwide Avg Liab Bal ($B)
$359.4 $367.7 $324.5
EOP Equity ($B) $4.5 $3.5 $3.0
$ O/(U)
1
Actual numbers for all periods, not over/under
2
Includes deposits and deposits swept to on-balance sheet liabilities
3
Calculated based on average equity.  3Q08 average equity was $3.5B
Net income of $406mm up 13% YoY
Pretax margin of 29%
Liability balances up 10% YoY
Assets under custody down 8% YoY
Revenue up 12% YoY
Higher client volumes across
businesses
Record revenue in TS
WSS benefited from wider spreads on
liability products and in securities
lending and foreign exchange as a
result of recent market conditions
Expense up 18% YoY due to:
Business and volume growth
Investment in new product platforms
Results include a benefit from reduced
deferred tax liabilities
1
2
3
2

Asset Management
$ in millions
1
Actual numbers for all periods, not over/under
2
Reflects $15B for assets under management and $68B for assets under supervision from the Bear
Stearns merger on May 30, 2008
3
Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Treasury within the Corporate segment
4
Calculated based on average equity.  3Q08 average equity was $5.5B
15
3Q08 2Q08 3Q07
Revenue $1,961 ($103) ($244)
Private Bank 631 (77) 7
Institutional 486 14 (117)
Retail 399 (91) (240)
Private Wealth Management 352 (4) 13
Bear Stearns Brokerage 93 55 93
Credit Costs 20 3 17
Expense 1,362 (38) (4)
Net Income $351 ($44) ($170)
Key Statistics ($B)
1
Assets under Management $1,153 $1,185 $1,163
Assets under Supervision $1,562 $1,611 $1,539
Average Loans
3
$39.8 $39.3 $30.9
Average Deposits $65.6 $70.0 $59.9
Pretax Margin 30% 31% 38%
ROE
25% 31% 52%
EOP Equity $7.0 $5.2 $4.0
$ O/(U)
Net income of $351mm down by 33% YoY, largely
driven by lower revenue
Pretax margin of 30%
Assets under management of $1.2T, down 1% YoY
Market declines drove AUM down by $133B
Net AUM flows of $123B for the past 12 months;
$46B for the quarter
Growth of 11% in alternative assets and $15B from
the Bear Stearns merger
Revenue of $2.0B down 11% YoY due to:
Lower performance fees and the effect of lower
markets, including the impact of lower market
valuations of seed capital investments;
Offset partially by the benefit of the Bear Stearns
merger and increased revenue from higher loan and
deposit balances
Varied global investment performance
77% of mutual fund AUM ranked in the first or
second quartiles over past five years; 67% over past
three years; 49% over one year
Expense was flat YoY, as the effect of the Bear
Stearns merger and increased headcount were offset
by lower performance-based compensation
2
2
4

Corporate/Private Equity
Private Equity
Private Equity losses of $206mm
EOP Private Equity portfolio of $7.5B
Represents 7.5% of shareholders’
equity less goodwill
Corporate
Net loss of $1.1B includes after-tax
items:
$642mm loss on FNM and FRE
preferred securities
$248mm charge related to offer to
repurchase auction-rate securities
$234mm for addition to allowance for
loan losses and net charge-offs for
prime mortgage portfolio
Merger-Related Items
Washington Mutual (estimated)
($1.2B) conforming loan loss reserve adjustment
(after-tax)
$581mm extraordinary gain (after-tax)
Bear Stearns
($95mm) of merger-related items (after-tax)
1
Includes after-tax merger cost of $38mm in 3Q07
16
Corporate/Private Equity net income - $ in millions
3Q08 2Q08 3Q07
Private Equity ($164) ($263) ($573)
Corporate (1,064) (1,083) (1,206)
Merger-related items (735) (195) (697)
Net Income
1
($1,963) ($1,541) ($2,476)
$ O/(U)

P A R T I I - K E Y I N V E S T O R T O P I C S 17

Bear Stearns merger update
Still expect Bear Stearns’ units to contribute $1B +/- annualized net income (after-
tax) by year-end 2009
Some businesses are stronger than previously thought (e.g. Equity prime brokerage)
Cost to de-risk is higher than previously thought but largely complete
Overall merger integration progressing well

Strategic Fit
Greatly enhances retail banking platform in attractive markets
Combined deposits of $911B and 5,410 branches at close
Expanding into attractive new markets (CA + FL)
Increases market share in existing largest fast-growing markets (NY, TX, IL, AZ, CO, UT)
Financially Compelling
Accretive immediately. Net income impact of approximately $0.50 per share in 2009, largely in
RFS. 4Q08 impact of $0.10 +/-; does not include merger costs of approximately $100mm +/-
(after-tax) or purchase accounting adjustments (including any additional extraordinary gain or loss)
Asset write-downs reduce risk to volatility in future earnings
Allows significant margin for error
Opportunity to grow revenue and realize significant cost savings
Ability to bring expanded Chase products and services to WaMu branches
Drive efficiencies in branch network and back office
JPMorgan Chase maintains strong capital and liquidity positions
Retail deposits add to stable funding base
Ability to execute
Proven capabilities with success in Bank One/Chase and Bank of New York transactions
Little overlap with Bear Stearns integration
WaMu provides unique opportunity to expand retail banking franchise and generate attractive returns for JPMorgan Chase shareholders
1
Source: SNL Financial; branch data as of September 18, 2008; deposit data as of June 30, 2008

1

Source: SNL Financial
Note: Deposit data as of June 30, 2008; excludes deposits greater than $500mm in a single branch
¹ 2008-2013 projected demographic data
Combined retail franchise has leading market share in key states
1 3 2 1 2 2 5 2 5 6
19.7% 11.2% 11.4% 8.8% 21.1% 9.1% 3.7% 11.8% 6.9% 5.2%
1.6% 6.8% 11.3% 4.0% 17.5% 2.0% 11.6% 8.0% 1.5% 2.9%
Pop. growth (%)¹
Market share
Rank
$85.1
$77.3
$39.0
$24.0
$15.6
$13.8
$12.6
$12.4
$12.4
$10.4
20
Adjusted deposits in 10 key states ($B)
$68.6
$29.3
$22.4
$14.4
$13.8
$12.4
$7.0
$16.5
$77.3
$9.7
$12.1
$12.4
$0.5
$3.4
$1.5
$1.3
New  York California Texas Illinois Arizona Michigan Florida Washington Ohio New Jersey
JPMorgan Chase Washington Mutual

WaMu integration update
Integrate branch system
Close fewer than 10% of combined branches
Optimize staffing in the branches
Convert Washington Mutual branches to Chase’s platform
Bring best sales and business practices to each
Leverage Washington Mutual branch footprint for growth
Introduce enhanced product offerings
Build out Business Banking (for small business clients)
Build out Middle Market
Benefits Private Bank and Private Client Services
Consumer lending
Run-off existing home lending and sub-prime credit card portfolios
Exit all non-bank branch retail lending
Future originations to Chase standards
Integrate mortgage servicing
Integration plan generates top and bottom line growth
Current View the Same
Cautious

WaMu integration update — on track
People
Senior management decisions within first 5 days
Management teams announced across all staff and businesses
On track for full people decisions by December 1
st
Branches
Conversion timeline to be complete by December 1
st
All major systems converted by end of 2009 – if not sooner
Business
Deposit outflow reversed in first 5 days
Foreclosure prevention effort announced

Vermont
Alabama
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas
Utah
Virginia
Washington
West Virginia
Wisconsin
Wyoming
Impact of housing on consumer businesses
Florida
Arizona
Florida
Arizona
California
Nevada
California
Nevada
1
Source: Fiserv
Lending Solutions Case-Shiller Home Price Index; based on latest data available for housing price change (data as of 2Q08)
2
Source: Bureau of Labor Statistics
$ in billions
$ in billions
30+ Day Delinquency Rate Net Charge-off Rate
CA,NV,FL,AZ 9/30/08 9/30/07 3Q08  3Q07
3Q08 EOP
Loans
Home Equity 4.00% 1.60% 6.70% 1.10% $26.4
Prime Mortgage 10.20% 2.40% 3.10% 0.10% $19.3
Subprime Mortgage 29.80% 10.50% 11.00% 1.40% $4.4
Auto Finance 2.90% 1.32% 2.30% 1.08% $7.5
Business Banking 2.40% 0.60% 1.20% 0.30% $1.4
Card Services 4.90% 3.50% 7.20% 3.90% $34.3
High housing-stress states
Moderate housing-stress states
23
U.S. (less CA, NV, FL, AZ)
YOY Housing Price Change¹
(11.90)%
September 2008 Unemployment Rate
2
5.80%
CA, NV, FL, AZ
YOY Housing Price Change¹
(27.90)%
September 2008 Unemployment Rate
2
7.20%
30+ Day Delinquency Rate Net Charge-off Rate
U.S. (less
CA,NV,FL,AZ) 9/30/ 08 9/30/ 07 3Q08 3Q0 7
3Q08 EOP
Loans
Home Equity 2.00% 1.50% 1.30% 0.50% $68.2
Prime Mortgage 8.70% 5.50% 0.40% 0.20% $27.5
Sub prime Mortgage 25.30% 12.30% 6.70% 1.50% $8.9
Auto Finance 2.00% 1.36% 1.10% 0.90% $29.2
Business Banking 1.90% 1.60% 1.20% 0.80% $15.1
Card Services 3.20% 3.10% 4.20% 3.50% $116.7

0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
9.00
1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Industry credit card NCO rate (%) U.S. unemployment rate (%)
Industry credit card NCO rate¹
vs. U.S. unemployment rate²
Source: Bureau of Labor Statistics; U.S. Department of Labor; Federal Reserve
Note: 3Q08 NCO rate unavailable
1
Seasonally-adjusted NCO rates for U.S. commercial banks
2
Seasonally-adjusted civilian (age 16+) unemployment rates
Historical trends in industry credit card net charge-offs
and unemployment

Comments on consumer credit
Home equity experiencing continued deterioration; quarterly losses could be as high as
$725-$850mm over the next several quarters (net charge-offs of 3.25% to 3.75%)
Subprime mortgage quarterly losses could be as high as $375-$425mm in early 2009
Prime mortgage deterioration within prior range; quarterly losses could be as high as
$300mm in early 2009 (net charge-offs of 2.25% to 2.50%)
Credit card losses of approximately 5%+ in 4Q08; reasonable expectation that charge-offs will be at 6% at the start of 2009 and at 7%+ by year-end (ex. WaMu)
Across all consumer credit lending portfolios, credit could deteriorate further in future depending on home prices, unemployment and the economy
Likely additions to reserves in 4Q08

Foreclosure prevention efforts – The Way Forward
Systematically review the entire mortgage portfolio to determine proactively which homeowners are most likely to require help – and try to provide it before they are unable to make payments
Proactively reach out to homeowners to offer pre-qualified modifications
Establish 24 new regional counseling centers to provide face-to-face help
Add 300 more loan counselors so that delinquent homeowners can work with the same counselor throughout the process.  Will add more counselors as needed
Create an independent process within Chase to review each mortgage before it is sent into foreclosure – to validate each borrower was offered appropriate modifications
Will not add any more Chase owned loans into the foreclosure process while implementing enhancements
Disclose and explain in plain and simple terms the refinancing or modification alternatives for each kind of loan, including using in-language communications
Expand the range of alternatives offered to modify pay-option ARMs
Offer discounts on or donate 500 homes to community groups or government programs
Use more flexible eligibility criteria and modification terms
Chase Foreclosure Prevention Program

0.00%
0.22%
0.04%
3.51%
0.22%
0.07%
0.02%
1.28%
0.11%
0.00%
0.08%
1.58%
0.00%
1.00%
2.00%
3.00%
4.00%
Middle Market Mid-Corporate WaMu Real Estate Banking
1Q08 2Q08 3Q08
0.44%
0.28%
0.54%
2.44%
0.44%
0.26%
3.18%
0.38%
0.64%
0.61%
3.68%
0.65%
0.00%
1.00%
2.00%
3.00%
4.00%
Middle Market Mid-Corporate WaMu Real Estate Banking
1Q08 2Q08 3Q08
3
Commercial Banking credit quality
Majority of NPLs and NCOs continue to come from Real Estate Banking
For September 2008 YTD in Real Estate Banking, housing comprises 97% of the NPL’s and 95% of NCO’s
WaMu Commercial Term Lending credit quality in line with Middle Market and Mid-Corporate ratios
Real Estate NPL  YTD 9/30
Commercial RE    0.16%
Housing              13.80%
Real Estate NCO  YTD 9/30
Commercial RE     0.12%
Housing                 5.79%
1, 2
1
Includes Multi-family lending, Commercial Real Estate lending and Commercial Mortgage lending
2
3Q08 data includes impact of fair value marks on purchased credit impaired loans
3
Reflects credit ratios in Real Estate Banking segment of JPMorgan Chase
Total 3Q08
avg. loans
$43.2B $16.5B $44.5B $7.5B
Total 3Q08
avg. loans
$43.2B $16.5B $44.5B $7.5B
3
1
27
1
NPL Ratio by business
NCO Ratio by business

Allowance to loan losses coverage ratios
$ in millions
1 Loan balances are on a reported basis and exclude held-for-sale loans
Note: Consumer businesses reflect EOP balances, while the Wholesale businesses reflect average balances
All figures are JPMorgan Chase only
Firmwide total also includes Other RFS, TSS, AM and Corporate wholesale balances
There will be an additional 4Q08 Card reserve build related to the WaMu credit card portfolio (already incorporated in WaMu 4Q08 guidance)
28
As of 3Q08
Loan
Balances LLR
LLR /
Loans NCO rate
Potential 4Q08
Reserve Build
Home Lending (includes prime
mortgage balances in Corporate)
$ 154,825 $ 4,896 3.16% 2.85% $1,2 00 +/-
Card Services 77,565 3,951 5.09% 5.00% $750 +/-
Commercial Banking 71,901 1,905 2.65% 0.22% $ 50 +/-
Investment Bank 69,022 2,654 3.85 0.07% $400 +/-
Total Firmwide $ 534,074 $14,541 2.72% 1.91%
1
%

86
89
90
112
99
9.2%
8.9%
8.4%
8.4% 8.3%
0
20
40
60
80
100
120
3Q07 4Q07 1Q08 2Q08 3Q08
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
Tier 1 Capital Tier 1 Capital Ratio
Current position
1
See note 1 on slide 38
2
3Q08 capital ratios incorporate the impact of WaMu transaction
Capital management / fortress balance sheet
Maintained strong capital positions
Raised $11.5B of common equity on 9/30/08
Strong liquidity and funding position
Well-positioned to support our clients’ needs
Capital allocation to businesses updated and increased
View toward future implementation of new Basel II capital rules and off-balance sheet accounting standards
Funding costs charged by Treasury to businesses are constantly reviewed and updated to reflect market conditions
Basel II Tier I ratio would be higher
1,029
1,052
1,076
1,261
1,079
7.7%
7.4%
6.7%
6.6%
6.8%
0
200
400
600
800
1,000
1,200
1,400
3Q07 4Q07 1Q08 2Q08 3Q08
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
RWA
TCE/Managed RWA¹
Tier 1 Capital under Basel I - $ in billions Risk Weighted Assets under Basel I - $ in billions
2
2

Tier 1 ratio estimated at 10.8% as of 9/30/08
Continued focus on fortress balance sheet as strategic imperative
TARP overview Use of TARP capital
TARP impact
Pro forma capital ratios
Received $25B for issuance of 5% preferred
shares to Department of Treasury (after 5 years,
dividend rate increases to 9%)
Issued to Treasury warrants to purchase 88.4mm
shares of common stock; exercise price of
$42.42 (50% of warrants expire if Firm raises
$25B of preferred and/or common equity by
12/31/09)
Future dividend increases or share repurchases
subject to Treasury approval for 3 years
Firm executive compensation and tax
deductibility subject to certain limitations
No golden parachute.  No change in control
FDIC guarantee on unsecured senior debt
Did not need or ask for capital
Asymmetric benefits to recipients
Do not believe JPM should stand in the way of
what is good for the system
Represents excess capital which we hope to
proactively put to good use for shareholders and
customers (which is good for our country)
Must maintain safe and sound lending
Will work to be creative around uses for capital
and will continue lending
Must maintain a healthy and vibrant company

Revenue growth drivers – lending
1
Includes Other loans of $5.1B and $4.4B for 3Q08 and 3Q07 respectively
2
Represents retained loans
3
Education loans include loans held-for-sale of $1.2B and $3.2B for 3Q08 and 3Q07 respectively
Note: Data reflects heritage JPMorgan Chase balances
JPM continues to support client needs:
Since 3Q08, Mid-Corporate and IB loans are up approximately $8.0B.  Business Banking and
Education loan balances have also increased
Wholesale unfunded revolving commitments total approximately $300B; large potential draw on liquidity
Offered to repurchase about $4B of auction rate securities
Continue to originate consumer loans of all types with tightened underwriting standards
(must be safe and sound) - home equity, mortgage, education and auto loans
Loan balances (period averages) - $ in billions
31
3Q08 3Q07
Commercial Banking
Mid-Corporate $16.5 37%
Middle Market (Private Sector) 32.6 7%
Real Estate 7.5 5%
Government, Non-profits, and Hospitals 10.6 45%
Total Commercial Banking
1
$72.3 18%
Investment Bank - large corporate $69.0 11%
Business Banking $16.4 11%
Education loans
3
$14.1 44%
O / (U) %
2

Other revenue growth drivers
Key metrics
1
Includes deposits and deposits swept to on-balance sheet liabilities
2
Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment
Good underlying momentum in core business drivers propelling organic growth across businesses
32
% Change YoY 3Q08 2Q08 1Q08 4Q07 3Q07
Retail Financial Services
Regional Banking Average Deposits 2% 3% 4% 4% 10%
Credit Cards Originated in Branches
6% 4% 18% 34% 59%
Commercial Banking
Liability Balances
1
13% 18% 22% 22% 22%
Treasury and Securities Services
Liability Balances
1
10% 23% 21% 30% 23%
Loans 29% 18% 22% 23% 35%
Assets under Custody (8%) 2% 7% 15% 21%
Asset Management
Assets under Management (1%) 7% 13% 18% 24%
Loans
2
29% 37% 43% 13% 16%
Deposits 10% 25% 24% 26% 17%
Investing for the Future
# of ATMs 4% 8% 8% 8% 14%
# of Branches 3% 2% 2% 2% 16%
# of Branch Bankers & Sales Specialists 5% 9% 21% 23% 23%

League table results
JPMorgan IB league table performance
1
Source: Thomson Reuters
2
Global M&A market share and ranking for 2007 includes transactions withdrawn since 12/31/07
3
Source: Dealogic
Note: Rankings as of 10/03/08; 2007 represents Full Year
Continue to rank #1 in the four most
important capital raising league tables for
YTD 3Q08
Global Debt, Equity & Equity-related
Global Debt
Global Equity
Global Loans
Ranked #1 in Global Fees for YTD 3Q08
with 8.8% market share
33
Thomson Volumes
1
YTD 3Q 08 2007
Rank Share Rank Share
Global M&A Announced
2
#3 24.0% #4 27.0%
Global Debt, Equity & Equity-related #1 9.7% #2 8.0%
US Debt, Equity & Equity-related #1 15.0% #2 10.0%
Global Equity & Equity-related #1 12.0% #2 9. 0%
Global Converts #1 13.4% #1 15.0%
Global Long-term Debt #1 8.8% #3 7.0%
Global Investment Grade Debt #1 7.2% #2 7.2%
Global High Yield Debt #1 20.8% #1 14.5%
US High Yield Debt #1 21.2% #1 16.3%
Global ABS (ex CDOs) #1 15.2% #1 11.5%
Global Loan Syndications #1 11.7% #1 13.1%
1
3

Maintaining leadership and growing market share positions
Retail Financial Services (includes WaMu) Card Services
#1 in deposit market share
#3 in branch network
#2 in ATMs
Maintained market share in
mortgages and home equity at
15% in 3Q08
2
#3 in home equity originations
#3 in mortgage servicing
#1 in auto finance (non-captive)
4
Ranked #1 in outstandings
24% of industry
outstandings
5
, up from 23%
in 2Q08 (includes WaMu)
Market share gains in spend
volume with 3Q08 YoY sales
growth of 5% amidst declines
in industry levels
Treasury & Securities Services Asset Management
#1 in Automated Clearing House
Origination
8
, CHIPS and Fedwire
9
#2 securities custodian
10
Largest hedge fund manager
11
Largest international AAA-
rated liquidity fund
12
Best Emerging Markets Fund
13
1
Source: 3Q08 company reports &
Wells Fargo/Wachovia press release
2
Source: Inside Mortgage Finance as of 3Q08
3
Source: Inside Mortgage Finance as of 2Q08
4
Source: Autocount (franchise), August 2008
10
Source: 3Q08 company reports
11
Absolute Return Magazine, March 2008 issue
12
iMoneyNet, December 2007
13
Investment Week, June 2007
#2 traditional middle market
lender in the U.S.
6
#1 originator of multi-family
loans in the U.S.
7
#2 asset-based lender in U.S.
6
Commercial Banking (includes WaMu)
5
Domestic GPCC O/S, Source: Carddata, 3Q08 company reports
6
Loan Pricing Corporation, 3Q08 YTD
7
FDIC and OTS as of 6/30/08
8
NACHA, 2008
9
Federal Reserve, 2008
34
1
1
3
3
1

Comments on Environment
Capital Markets Crisis Recession
Critical steps taken:
Central governments have provided
powerful medicine to help promote
financial stablitiy
Problems known and being resolved,
however some financial recognition still
remaining
Little new asset generation
De-leveraging continuing
Liquidity still in market
We are prepared for a difficult environment
Could be deep
Could be worse than capital markets crisis
Factors
Rising unemployment: 4.8% at 10/07 to
6.5% at 10/08
Oil, housing, consumer, etc.
Deep financial pressure
More de-leveraging
Round 2 financial effects
Commercial banks’ losses growing
— Recognized slower
— Need to build loan loss reserves
— Need for capital
Investment portfolio losses
More financial tightening, de-leveraging
Cannot predict outcome
1
Source: Bureau of Labor Statistics, seasonally-adjusted data

1
1

4Q08 Outlook recap
Investment Bank
Retail Financial Services
Card Services
Treasury and Security Services
Corporate/Private Equity
Asset Management
Commercial Banking
Private Equity
Expect losses of $500mm +/-
Corporate
Net quarterly loss of $50-$100mm on average is still
reasonable except for:
— Prime mortgage credit costs are incremental and
deteriorating
— Investment portfolio volatility
Anticipate 4Q08 gain of approximately $600mm (after-tax)
on 11/1/08 dissolution of Chase Paymentech JV
Potential increased funding costs due to Prime/LIBOR
compression
Lower charge volume
Expect losses of approximately 5%+ in 4Q08; reasonable
expectation that charge-offs will be at 6% at the start of
2009 and at 7% + by year-end (ex. WaMu)
Additions to reserves likely in 4Q08
Continued lower earnings is a reasonable expectation
Higher credit costs expected; reserve additions likely
Continued underlying growth, although impacted by market
conditions and levels
Washington Mutual
Net income impact of approximately $0.50 per share in
2009, largely in RFS. 4Q08 impact of $0.10 +/-; does not
include merger costs of approximately $100mm +/- (after-
tax) or purchase accounting adjustments (including any
additional extraordinary gain or loss)
More detail to come on earnings expectations and segment
disclosure
Solid underlying growth
See home lending credit outlook on page 25
Additions to reserves likely in 4Q08
WaMu integration well underway
Good underlying growth
Strong credit reserves but credit is expected to deteriorate
Management and performance fees impacted by lower
market levels

Conclusions
Extremely cautious on current environment; expect highly challenging conditions in 2009
Recent government actions should help stabilize the markets and restore economic growth
We continue to lend and see evidence of organic growth and increased market share in our businesses; will be creative and proactive in putting TARP capital to work
Fortress balance sheet positions us well during uncertain market environment
WaMu merger - remain enthusiastic about great strategic fit and a unique opportunity to expand retail banking franchise; Bear Stearns integration progressing well
We remain focused on navigating through this downturn by carefully managing risk while investing and growing the franchise for the long term

This presentation includes non-GAAP financial measures.
1. TCE as used on slide 3 for purposes of a return on tangible common equity is defined as common stockholders' equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide
29 in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders' equity plus a portion of preferred stock and junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. For 3Q08, the identifiable intangible assets and goodwill are deducted net of deferred tax liabilities related to identifiable intangibles created in non-taxable transactions and deferred tax liabilities related to tax deductible goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm's capital strength. The
TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies.
2. Financial results are presented on a managed basis, as such basis is described in the firm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and in the Annual Report on Form 10-K for the year ended December 31, 2007.
3. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information.  Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made.
Notes on non-GAAP financial measures and forward-looking statements
Forward looking statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-
looking statements.  Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Quarterly Reports on Form 10-Q for the
quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, and its Annual Report on Form 10-K for the
year ended December 31, 2007, each of which has been filed with the Securities and Exchange Commission and available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s
website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
38